SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                    March 25, 2016

PROTAGENIC THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51353	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2016, the Company’s Board of Directors adopted Amended and Restated Bylaws (“New Bylaws”), which became effective immediately upon adoption and replaced the Company’s then-existing Bylaws (“Old Bylaws”). The New Bylaws include the following amendments:

Annual Meeting of Stockholders. Whereas the Old Bylaws specified that the annual meeting of stockholders shall be in April or May, the New Bylaws do not specify a month in which the meeting must be held. Instead, the New Bylaws provide that the hour, date, and place of the meeting will be fixed by the Board of Directors (the “Board”) of the Company. The New Bylaws also provide that the time, date and place of an annual meeting of stockholders may be changed at any time by vote of the Board. Moreover, Section 2(a)(1)(iii) of the New Bylaws provides the exclusive means by which a stockholder may bring nominations or business properly before an Annual Meeting (other than matters properly brought under Rule 14a-8 (or any successor rule) under the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder)). A stockholder must comply with the notice and other procedures set forth in Article I, Section 2 of the New Bylaws to bring such nominations or business properly before an Annual Meeting.

Special Meetings of Stockholders. Whereas the Old Bylaws provided that a special meeting of the stockholders, unless otherwise prescribed by statute, may be called at any time by the Board, the New Bylaws now specify that, except as otherwise required by statue or subject to the rights, if any, of the holders of any series of preferred stock, a special meeting of stockholders may be called by the Board acting pursuant to a resolution approved by the affirmative vote of a majority of the Board. In addition, the New Bylaws also provide that a special meeting of stockholders shall be called by the Secretary upon the written request of stockholders who together own of record at least twenty percent (20%) in voting power of the outstanding shares of stock entitled to vote at such meeting.

Notice of meetings of Stockholders. The New Bylaws amended the Old Bylaws to include that any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law (“DGCL”).

Waiver of Notice. The Old Bylaws provided that notice of an annual or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed. The New Bylaws amend this provision to include that no notice need be given if waiver of notice by electronic transmission is provided.

Quorum of Stockholders; Adjournment. The Old Bylaws provided that when a quorum is once present to organize a meeting of stockholders, it shall be broken for purposes of such meeting by the subsequent withdrawal of any stockholders necessary to constitute such quorum prior to the adjournment of such meeting. The New Bylaws provide that the stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Stockholder Voting and Proxies. The Old Bylaws have been amended by the New Bylaws to provide that stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by Section 212(c) of the DGCL. Furthermore, any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by Section 212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Stockholder list. The Old Bylaws specified that the Secretary was in charge of preparing or causing the preparation of the list of stockholders. The New Bylaws simply refer to an officer being charged with such responsibility. In addition, the Old Bylaws have been amended by the New Bylaws to include that if the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Moreover, the New Bylaws provide that, except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Conduct of Stockholder Meeting. The Old Bylaws have been amended to provide that the Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. In addition, except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders (the “presiding officer”) shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the presiding officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding officer shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.

Inspector of Elections at Stockholder Meetings. The Old Bylaws stated that any certificate or report made by the inspector(s) shall be prima facie evidence of the facts stated and of the vote as certified by such inspector(s). The New Bylaws provide that all determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

Number and Term of Directors. The Old Bylaws provided that the number of directors may be changed from time to time by action of the stockholder or of the Board. The New Bylaws provide that the number of directors shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board.

Vacancies; Election. The provisions on Election and Vacancies in the Old Bylaws have been removed and the New Bylaws provides that the vacancies in the Board shall be filled in the manner provided in the Company’s Certificate of Incorporation (as the same may be amended and/or restated).

Resignation of Directors. The Old Bylaws have been amended by the New Bylaws to provide that any director may resign at any time by written notice to the Company by giving written notice, or notice by electronic transmission, to the Chairman of the Board, if one is elected, the President or the Secretary.

Removal of Directors. The provision on removal of directors in the Old Bylaws has been removed and amended to now provide that directors may be removed from office only in the manner provided in the Certificate of Incorporation.

Compensation of Directors. The Old Bylaws allowed, in addition to a certain amount per annum, for other types of compensation, including options to acquire shares of the Company’s capital stock, or reimbursement for reasonable expenses. The New Bylaws provide that, apart from their compensation as shall be determined by the Board or a designated committee, directors shall not receive any salary or other compensation for their services as directors of the Company.

Special Meetings of Directors. The Old Bylaws provided that special meetings shall be held whenever called by the President or the Secretary or by any two or more directors. The New Bylaws allow special meetings of directors to be called, orally or in writing or by electronic transmission, by or at the request of a majority of the directors, the Chairman of the Board, the Chief Executive Officer, or the President.

Notice of Meetings of Directors. The Old Bylaws provided that notice of each special meeting of the Board, if mailed, shall be mailed at least five (5) days before the date on which the meeting is to be held, or if such notice is sent by telegraph, cable or telecopier, or is to be delivered to the director personally, should be delivered at least two (2) days before the date on which the meeting was to be held. The New Bylaws provide that notice of any special meeting of the Board shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least three (3) business days in advance of the meeting.

Quorum of Directors. The Old Bylaws provided that three (3) directors then in office constituted a quorum. The New Bylaws provide that a majority of the Board shall constitute a quorum for the transaction of business.

Organization of Meetings of the Board. The Old Bylaws provided that a chairperson designated by the majority of the directors present, or, in the absence of such designation, the President shall preside over the meeting. The New Bylaws provide that the Board shall designate a representative to preside over all meetings of the Board, provided that if the Board does not so designate such a presiding director or such designated presiding director is unable to so preside or is absent, then the Chairman of the Board, if one is elected, shall preside over all meetings of the Board. Moreover, if both the designated presiding director, if one is so designated, and the Chairman of the Board, if one is elected, are unable to preside or are absent, the Board shall designate an alternate representative to preside over a meeting of the Board.

Enumeration; Election of Officers. The Old Bylaws provided that the officers of the Company shall consist of a President, Secretary, Treasurer and one or more Vice Presidents and any such other officers as the Board may determine. The New Bylaws provide that the officers shall also consist of a Chief Financial Officer, an Executive Chairman and such other officers, including a Chief Executive Officer, Chairman of the Board, Assistant Vice Presidents and Assistant Secretaries, as the Board may determine. The New Bylaws also state that the President, the Chief Executive officer, the Secretary and the Treasurer shall be elected at the regular annual meeting of the Board following the annual meeting of the stockholders. All other officers may be elected by the Board at such regular annual meetings of the Board or at any other regular or special meeting. The New Bylaws also provide that no officer need be a stockholder or a director.

Certificates of Stock. The Old Bylaws have been amended by the New Bylaws to include that the Board may provide by resolution or resolutions that some or all of any or all classes or series of Company stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Company). By its approval and adoption of the New Bylaws, the Board has determined that all classes or series of the Company’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.

Transfers of Shares. In addition to requiring the surrender of the certificate or certificates representing such shares of capital stock to be transferred properly endorsed for transfer, the New Bylaws also require that the certificate(s) be accompanied by a written assignment or power of attorney properly executed, with transfer stamps affixed (if necessary), and with such proof of the authenticity of signature as the Company or its transfer agent may reasonably require. Furthermore, the New Bylaws provide that shares of stock that are not represented by a certificate may be transferred on the Company’s books by submitting to the Company or its transfer agent such evidence of transfer and following such other procedures as the Company or its transfer agent may require.

Record Date. Article IV, Section 4 of the New Bylaws include guidelines for fixing record dates for purposes of determining the stockholders entitled to notice of any meeting of stockholders or adjournment thereof and to determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action.

Indemnification. The Old Bylaws only provided that the Company shall have the power, to the full extent permitted by the laws of the State of Delaware, to indemnify its officers, directors, employees and agents, and such other persons as may be designated by the Board or as may be provided in the Company’s Bylaws. The New Bylaws now provide greater specification of the right to indemnification (Article V, Section 1), right to advancement of expenses (Article V, Section 2), right of indemnitees to bring suit (Article V, Section 3), indemnification of employees and agents of the Company (Article V, Section 4), non-exclusivity of rights (Article V, Section 5), insurance (Article V, Section 6), indemnity agreements (Article V, Section 7), and the nature of rights conferred upon indemnitees (Article V, Section 8).

Voting of Securities. The Old Bylaws provided that, to the extent expressly authorized to do so by resolution of the Board, only the President may appoint one or more attorneys or agents of the Company to cast votes on behalf of the Company. The New Bylaws now also allow the Chairman of the Board, if one is elected, the Chief Executive Officer, the Chief Financial Officer, if one is elected, the Secretary or the Treasurer to act on behalf of the Company, waive notice of the Company, or appoint another person or persons to act as proxy or attorney in fact for the Company with or without discretionary power and/or power of substitution.

This summary of the amendments to our Bylaws is qualified in its entirety by reference to the complete copy of our Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

 Item 9.01 Financial Statements and Exhibits.

Exhibits	Description of Exhibit

3.1*	Bylaws of Protagenic Therapeutics, Inc.

______________

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: July 15, 2016	By:	/s/ Alexander Arrow
Name: Alexander Arrow
Title: Chief Financial Officer